UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

HG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34964	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6265 Old Water Oak Road, Unit 204
Tallahassee, Florida 32312
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (850) 201-9204

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.          Changes in Registrant’s Certifying Accountant.

On October 30, 2025, HG Holdings, Inc. (the “Company”) was notified that the partners and professional staff of Horne LLP (“Horne”), an independent registered public accounting firm, would join BDO USA, P.C. (“BDO”), effective as of November 1, 2025. As a result of this transaction, effective as of November 1, 2025, Horne resigned as the Company’s independent registered public accounting firm, and the Company, through and with the approval of the Audit Committee of the Company’s Board of Directors, appointed BDO as its independent registered public accounting firm.

Prior to engaging BDO, neither the Company nor anyone on behalf of the Company consulted with BDO regarding (a) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by BDO on the Company’s financial statements, and BDO did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

The reports of Horne regarding the Company’s financial statements for the years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024 and 2023, and through November 1, 2025, the effective date of resignation, there were no disagreements with Horne on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Horne, would have caused it to make reference to such disagreement in its reports. During the years ended December 31, 2024 and 2023, and during the interim period from the end of the most recently completed year through November 1, 2025, the effective date of resignation, Horne did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Horne with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Horne furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 1, 2025, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Horne LLP, dated November 1, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: November 3, 2025	By:	/s/ Anna Lieb
		Name:	Anna Lieb
		Title:	Principal Financial and Accounting Officer